087847\013\6905859.v1 ACKNOWLEDGMENT AND AGREEMENT Dated: February 21, 2025. The undersigned, Air T, Inc., a Delaware corporation (together with its successors and assigns, the “Guarantor”), has (a) guaranteed the payment and performance of all obligations of its affiliates identified on Schedule A attached hereto (together with their respective successors and assigns, the “Borrowers”), to ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the “Lender”), pursuant to the terms of a Guaranty dated as of August 29, 2024 (the “Guaranty”) executed by the Guarantor in favor of the Lender, which obligations include, without limitation, all “Obligations” of the Borrowers to the Lender pursuant to that certain Credit Agreement dated as of August 29, 2024, as previously amended by that certain Amendment No. 1 Credit Agreement and Other Loan Documents dated as of January 21, 2025 (as so amended, the “Original Agreement”); and (b) pursuant to that certain Pledge Agreement dated as of August 29, 2024 (Pledge Agreement”), executed by the Guarantor in favor of the Lender, pledged to the Lender as collateral for the payment and performance of the Obligations, in all of the Guarantor’s right, title and interest in and to the “Account” maintained by Guarantor with the “Securities Intermediary” as such terms are defined in the Pledge Agreement. The Guarantor acknowledges that it has received a copy of the proposed Amendment No. 2 to Credit Agreement and Consent dated to be effective on or about the date hereof (the “Amendment”) amending the Original Agreement and consenting to the incurrence of a loan in the amount of $2,2800,000 by Mountain Air Cargo, Inc., that would otherwise be prohibited pursuant to the Original Agreement. The Guarantor (a) confirms that the Guaranty and the Pledge Agreement remain in full force and effect, (b) agrees and acknowledges that the Amendment shall not in any way impair or limit the rights of the Lender under the Guaranty or under the Pledge Agreement, and (c) hereby acknowledges and agrees that (i) pursuant to the Guaranty, the Guarantor guarantees the payment and performance of all Obligations under the Original Agreement, as amended by the Credit Agreement, and (ii) pursuant to the Pledge Agreement the Guarantor continues to grant a security interest to the Lender in the “Account” and the “Pledged Securities” held in the Account to secure all Obligations under the Original Agreement, as amended by the Credit Agreement. The Guarantor agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which the Guarantor is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment. The Guarantor: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give the Guarantor any right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations guaranteed by the Guarantor or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Guarantor ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to any Borrower(s) or the Guarantor in connection with the Loan Documents and the transactions related thereto. Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of the Guarantor to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which the Guarantor is a party except as expressly required by the terms of the Loan Documents to which the Guarantor is a party. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Acknowledgment and Agreement shall be deemed to be valid execution and delivery of this Acknowledgment and Agreement; provided, that the Guarantor agrees to promptly provide Lender with an original signed counterpart of this Acknowledgment and Agreement upon request by Lender. [SIGNATURE PAGE FOLLOWS]

The Guarantor has executed this Acknowledgment and Agreement to be effective as of the first date set forth above. corporation By: .....::;._--=~-+---11---- -- Name: Mark Jundt Its: Secre_J_ [Guarantor Acknowledgment and Agreement Signature Page]

[Guarantor Acknowledgment and Agreement Signature Page] SCHEDULE A BORROWERS AirCo, LLC, a North Carolina limited liability company Airco 2, LLC, a Kansas limited liability company Airco Services, LLC, a North Carolina limited liability company Air’Zona Aircraft Services, Inc., an Arizona corporation CSA Air, Inc., a North Carolina corporation Global Ground Support, LLC, a North Carolina limited liability company Jet Yard, LLC, an Arizona limited liability company Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation Stratus Aero Partners LLC, a Delaware limited liability company Worldwide Aircraft Services, Inc., a Kansas corporation, Worthington Aviation, LLC, a North Carolina limited liability company